Strength in Community Banking

NASDAQ: HFWA

HERITAGE FINANCIAL CORPORATION

Q2 2012 Investor Presentation
Q2 2012 Investor Presentation
Brian L. Vance, President and CEO
Jeffrey J. Deuel, Executive Vice President and COO
Donald J. Hinson, Senior Vice President and CFO
Heritage Financial Corporation
Exhibit 99.1

Forward Looking Statement

This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to:
The credit and concentration risks of lending activities
Changes in general economic conditions, either nationally or in our market areas
Competitive market pricing factors and interest rate risks
Market interest rate volatility
Balance sheet (for example, loans) concentrations
Fluctuations in demand for loans and other financial services in our market areas
Changes in legislative or regulatory requirements or the results of regulatory examinations
The ability to recruit and retain key management and staff
Risks associated with our ability to implement our expansion strategy and merger integration
Stability of funding sources and continued availability of borrowings
Adverse changes in the securities markets
The inability of key third-party providers to perform their obligations to us
Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and
These and other risks as may be detailed from time to time in our filings with the Securities and Exchange
Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the
Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2012 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

Overview • Company Information • Financial Performance • Corporate Strategies 3

Company Information Company Information 4

HERITAGE FINANCIAL CORPORATION

HERITAGEBANK
the quality bank

CVB Central Valley Bank

Bellingham
Victoria
Mount Vernon
Port Angeles
Everett
La Push
OLYMPIC NATL PARK
Gold Bar
Index
WENATCHEE NATL FOR.
Azwell
Kalaloch
Seattle
Port Orchard
18
Wenatchee
Quinault Ind. Res.
Shelton
Tacoma
WASHINGTON
Olympia
Ellensburg
Montesano
MOUNT RAINIER NATL PARK
82
Yakima
GIFFORD PINCHOT NATL FOR
Yakama Ind. Res.
Trout Lake
Cannon Beach
St. Helens
Alderdale
Arch Cape
Hood River
The Dalles
Tillamook
Hillsboro
Portland
Oregon City
OREGON

Our Market Area 5 Total assets: $1.17 billion Branches: 27 Total assets: $164.1 million Branches: 6 Financial Data as of June 30, 2012

Award Recognition

Top Places to Work
Business Examiner – 2012 - Large Company & Appreciation Awards and 2009
Large Company & Equity Award
Washington Best Workplaces
Puget Sound Business Journal – Gold Award 2011, Bronze Award 2010 and
Silver Award 2009
The 100 Best Companies to Work For
The Seattle Business Magazine– 2nd Midsized Companies for 2010

Financial Performance Financial Performance 7

Loans
Deposits
Total Assets
% Loans to Deposits
(in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
105%
100%
95%
90%
85%
80%
75%
2007
2008
2009
2010
2011
Q1 '12
Q2 '12

Balance Sheet 8

CRE Owner Occupied 23%
Commercial & Industrial 32%
Consumer 5%
Residential Real Estate 4%
Commercial Construction 5%
Residential Construction 3%
CRE Non-Owner Occupied 28%

Loan Portfolio 9 Financial data as of June 30, 2012

NPAs/Assets (%)
9%
6%
3%
0%
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12
HFWA
Regional Peers

Reserves/NPLs (%)
160%
120%
80%
40%
0%
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12
HFWA
Regional Peers

Credit Quality

* HFWA ratios relate to originated loan portfolios only. Regional Peer data not available for Q2’12
Regional Peer Group (12): Ticker Symbols – BANR, CACB, COLB, FFNW, HOME, NRIM, PCBK, PRWT, RVSB, TSBK, WBCO, WCBO
Source:  SNL Financial

Interest Checking (NOW) 27%
Money Market 15%
Savings 10%
CDs 28%
Non-Interest Demand 20%

Deposit Base 11 Total Deposits $1.1 billion Cost of Deposits 0.42% Non-Maturity Deposits / Total Deposits 72.4% Cost of Interest Bearing Deposits 0.53% Financial data as of June 30, 2012

$1,200
$1,000
$800
$600
$400
$200
$-
(in millions)
25%
20%
15%
10%
2007
2008
2009
2010
2011
Q1 '12
Q2 '12
Non-Interest Demand Deposits
NOW/Savings/MMA
Certificates of Deposit
% of Non-Interest Demand Deposits to Total Deposits

Core Deposit Growth 12

Total Equity
Tangible Common Equity/Tangible Assets
(in millions)
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
15%
10%
5%
$85.0
$113.1
$158.5
$202.3
$202.5
$205.7
$200.1
2007
2008
2009
2010
2011
Q1 '12
Q2 '12

Equity Growth 13

$16
$14
$12
$10
$8
$6
$4
$2
$-
(in millions)
$10.7
$6.4
$0.6
$13.4
$6.5
2007
2008
2009
2010
2011

$5
$4
$3
$2
$1
$-
(in millions)
$0.8
$1.7
$1.8
$2.2
$4.2
$3.2
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12

Earnings Annual Net Income Quarterly Net Income 14

6.0%
5.5%
5.0%
4.5%
4.0%
2007
2008
2009
2010
2011
Net Interest Margin
Adjusted Net Interest Margin

6.0%
5.5%
5.0%
4.5%
4.0%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Net Interest Margin
Adjusted Net Interest Margin

Net Interest Margin
Annual NIM
Quarterly NIM

Adjusted Net Interest Margin removes the effects of “incremental accretion income” from net interest income in the net interest margin calculation. “Incremental accretion income” represents the amount of income recorded on the acquired loans above the contractual stated interest rate of the individual loan notes. This income stems from the discount established at the time these loan portfolios were acquired and modified as a result of quarterly cash flow re-estimations.

Salaries & Benefits
Occupancy
Other
Efficiency Ratio
(in millions)
$16
$14
$12
$10
$8
$6
$4
$2
$-
75%
70%
65%
60%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

Operating Expenses 16

Corporate Strategies Corporate Strategies 17

Growth Initiatives
•
Organic Growth
–
Lender recruitment
–
Strategic branching
–
Develop Southwest Washington
–
Wealth Management initiative
•
Targeted Acquisitions
–
Enhance Pacific Northwest footprint

Growth Initiatives
•
Lender Recruitment
–
During 2011 and 2012 we hired 9 new Lenders and
a Market Executive
•
4 lenders in King County (Seattle/Bellevue/Kent)
•
2 lenders in Pierce County (Tacoma)
•
1 lender in Thurston County (Olympia)
•
1 lender in Clark County (Vancouver)
•
1 lender in Portland, OR
•
1 Market Executive for Vancouver, WA / OR
–
Continue to recruit Lenders

Growth Initiatives
•
Loan Growth
–
Increased net loans $24.8 million, or 2.5%, in  2011
–
Increased originated loans $95.9 million, or 12.9%,
in 2011
–
Originated loan growth was $15.7 million, or 1.9%,
during first 6 months of 2012

Growth Initiatives

•
Wealth Management
–
Trust services added in Cowlitz Bank transaction
–
Wealth Management leader joined team in 2011
–
Goal to align existing Trust and Brokerage Services with
new Investment Management Services to create integrated
Wealth Management platform
–
Serve the clients on both sides of their balance sheet with
responsive credit products as well as comprehensive asset
management services
–
Relatively low capital requirements, fee income from
organic growth, and growth through acquisitions

Leverage Capital
•
FDIC Acquisitions
–
Successfully completed two FDIC acquisitions
–
Continue to consider future FDIC assisted
transactions
–
Expect very few closures in WA/OR in 2012
•
Bank Mergers and Acquisitions
–
Actively seeking M&A opportunities

Capital Management Strategies
Cash Dividends
Stock Repurchases
Announced 5% repurchase program in Q3 2011
Since inception, repurchased 590,832 shares (76%
of repurchase program at an average price of $12.83)

2011 2012
Q2 Q3 Q4 Q1 Q2 Q3
Quarterly
Dividend
$0.03 $0.05 $0.05 $0.06 $0.08 $0.08
Special
Dividend
- - $0.25 - $0.20 -

12%
10%
8%
6%
4%
2%
0%
9.93%
3.55%
5.59%
9.66%
5.71%
6.84%
4.79%
5.48%
4.57%
7.19%
4.17%
7.41%
5.59%
HFWA
BMRC
COLB
CVBF
FIBK
GBCI
PCBK
PACW
TCBK**
UMPQ
WBCO
WAFD
Median

Capital Return

Total Capital Returned* Since Q1 2011 (% of Tg. Common Equity in Q1 2011)
HFWA has returned more
capital to shareholders
than most peers since
Q1 2011 based on
beginning balance of
tangible common equity
Total amount of capital
returned through cash
dividends and buybacks
since Q1 2011, as a % of
tangible common equity
9.93% vs. median
5.59%
Source: SNL Financial, as of 6/30/2012 unless noted otherwise
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
**As of 3/31/2012. 2
nd
quarter information not yet available

160%
140%
120%
100%
80%
60%
40%
20%
0%
142.6%
21.1%
52.1%
51.5%
48.0%
110.0%
74.6%
37.9%
43.1%
63.5%
32.4%
71.7%
51.5%
HFWA
BMRC
COLB
CVBF
FIBK
GBCI
PCBK
PACW
TCBK**
UMPQ
WBCO
WAFD
Median

Capital Return

HFWA has returned
more capital to
shareholders than
accumulated net
income since Q1
2011
142.6% of net
income has
been returned
to shareholders
through
dividends and
buybacks
51.5% median
Total Capital Returned* / Net Income (Since Q1 2011)
Source: SNL Financial, as of 6/30/2012 unless noted otherwise
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
**As of 3/31/2012. 2
nd
quarter information not yet available

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
HFWA
BMRC
COLB
CVBF
FIBK
GBCI
PCBK
PACW
TCBK**
UMPQ
WBCO
WAFD
Median
40.7%
59.3%
100.0%
100.0%
21.9%
78.1%
98.7%
100.0%
49.5%
50.5%
89.1%
32.3%
67.7%
49.4%
50.6%
100.0%
67.7%
32.3%
89.1%
Buyback
Dividends

Capital Return

HFWA has returned capital through both dividends and stock buybacks
59.3% through dividends and 40.7% through buybacks
vs. peer median 89.1% through dividends and 10.9% through buybacks
More advantageous for shareholders from a tax perspective for stock buybacks vs. dividends
None of the selected companies had a buyback program in place without a dividend program as well
Source: SNL Financial, as of 6/30/2012 unless noted otherwise
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
**As of 3/31/2012. 2
nd
quarter information not yet available
Mix of Capital Returned* (Since Q1 2011)

Conclusion Conclusion 27

Investment Value
•
Strong financial performance trends
•
Well-positioned to take advantage of the right
opportunities
•
Continuing focus on building long-term
franchise value
•
Disciplined approach to acquisitions
•
Experienced management team supported by
a strong Board of Directors

Thank You Thank You Questions? Questions? Heritage Financial Corporation Heritage Financial Corporation